                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2003
                                                         ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


      Delaware                  333-106175                   13-3416059
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   (State or other             (Commission                 (IRS Employer
   jurisdiction of             File Number)              Identification No.)
   incorporation)


               250 Vesey Street
      4 World Financial Center 28th Floor                      10080
              New York, New York
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   (Address of principal executive offices)                    Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2003-8HE (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-106175) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.
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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               99.1     Computational Materials
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:      /s/ Matthew Whalen
                                                 -------------------------------
                                        Name:    Matthew Whalen
                                        Title:   President

Date:  November 20, 2003
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                                  EXHIBIT INDEX

Exhibit No.           Description                   Page No.
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
99.1                  Computational Materials